SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant   [  ]

Filed by a Party other than the Registrant   [x]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]      Soliciting Material Under Rule 14a-12

VIVUS, Inc.

(Name of Registrant as Specified In Its Charter)

First Health, L.P.

First Manhattan Co.

First Health Limited

First Health Associates, L.P.

First BioMed Management Associates, LLC

First BioMed, L.P.

First BioMed Portfolio, L.P.

Sarissa Capital Management LP

Sarissa Capital Offshore Master Fund LP

Sarissa Capital Domestic Fund LP

Michael James Astrue

Rolf Bass

Jon C. Biro

Samuel F. Colin

Alexander J. Denner

Johannes J.P. Kastelein

Melvin L. Keating

David York Norton

Herman Rosenman

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]    No fee required.

[  ]    Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)        Title of each class of securities to which transaction applies:

____________________________

2)        Aggregate number of securities to which transaction applies:

____________________________

3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________

4)        Proposed maximum aggregate value of transaction:

____________________________

5)        Total fee paid:

____________________________

[  ]    Fee paid previously with preliminary materials.

[  ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)        Amount Previously Paid:

___________________________

2)        Form, Schedule or Registration Statement No.:

___________________________

3)        Filing Party:

___________________________

4)        Date Filed:__________________________

VIVUS, INC.

__________________________

PROXY STATEMENT

OF

FIRST MANHATTAN CO.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

This Proxy Statement and the enclosed WHITE proxy card are being furnished by First Health, L.P. ("FH LP"), First Manhattan Co. ("FMC"), First Health Limited ("FH Limited"), First Health Associates, L.P. ("FHA"), First BioMed Management Associates, LLC ("FBMA"), First BioMed, L.P. ("First BioMed"), First BioMed Portfolio, L.P. ("BioMed Portfolio" and together with FH LP, FMC, FH Limited, FHA, FBMA and First BioMed, "First Manhattan," "we" or "us"), Sarissa Capital Management LP ("Sarissa Management"), Sarissa Capital Offshore Master Fund LP ("Sarissa Offshore"), Sarissa Capital Domestic Fund LP ("Sarissa Domestic" and together with Sarissa Offshore, the "Denner Funds") and the Nominees (as defined below) (collectively, the "Participants") in connection with the solicitation of proxies (the "Proxy Solicitation") from the stockholders of VIVUS, Inc. ("VIVUS" or the "Company").

For the reasons set forth in this proxy statement, we do not believe that the current board of directors of the Company (the "Board") is acting in the best interests of the Company's stockholders. We are therefore seeking your support at the upcoming 2013 annual meeting of stockholders (the "Annual Meeting") to be held on Monday, July 15, 2013, at a location and time to be set forth in the Company proxy statement on Schedule 14A in connection with the Annual Meeting (the "Company's Proxy Statement") (for reference, the Company's 2012 annual meeting of stockholders was held at the Company's corporate office, located at 1172 Castro Street, Mountain View, CA 94040, at 8:00a.m., local time), with respect to the following (each, a "Proposal" and, collectively, the "Proposals"):

1.	To elect First Manhattan's slate of nine director nominees, Michael James Astrue, Rolf Bass, Jon C. Biro, Samuel F. Colin, Alexander J. Denner, Ph.D., Johannes J.P. Kastelein, Melvin L. Keating, David York Norton and Herman Rosenman (the "Nominees") to serve as directors on the Board until the next annual meeting of stockholders or until their successors are duly elected and qualified, in opposition to the Company’s director nominees;

2.	To vote against the Company's proposal to approve, on an advisory basis, the compensation of the Company's named executive officers;

3.	To ratify the appointment of OUM & Co. LLP ("OUM") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

4.	To adopt a stockholder resolution repealing any provision of the Company's Amended and Restated Bylaws (the "Bylaws") in effect at the time of the Annual Meeting that was not included in the Bylaws in effect as of April 18, 2012 and publicly filed with the Securities and Exchange Commission (the "SEC") on April 20, 2012, as amended by Amendment No. 1 to the Bylaws, publicly filed with the SEC on February 26, 2013 (such bylaws, the "February 2013 Bylaws"), and is inconsistent with the election of the Nominees at the Annual Meeting (the "Bylaw Proposal"); and

5.	To transact such other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Company has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as May 31, 2013 (the "Record Date"). Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. The mailing address of the principal executive offices of the Company is 1172 Castro Street, Mountain View, California 94040. According to the Company, as of April 23, 2013, there were 100,665,029 shares of Common Stock, par value $0.001 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting.  As of May 31, 2013, First Manhattan, together with the other Participants in this Proxy Solicitation, beneficially owned 12,006,203 shares of Common Stock, which represents approximately 11.9% of the outstanding Common Stock.  We intend to vote such shares of Common Stock FOR the election of the Nominees, AGAINST the advisory vote on executive compensation, FOR the ratification of the appointment of OUM & Co. LLP and FOR the adoption of the Bylaw Proposal.

This proxy statement and WHITE proxy card are first being mailed or given to the Company's stockholders on or about June 3, 2013.

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY OR ANY OTHER THIRD PARTY.  THE PARTICIPANTS ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN.  SHOULD OTHER MATTERS BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

FIRST MANHATTAN URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF ITS NOMINEES AND IN FAVOR OF THE BYLAW PROPOSAL.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY MANAGEMENT OF THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF FIRST MANHATTAN'S NOMINEES, AGAINST THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS, FOR THE RATIFICATION OF OUM AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FOR THE ADOPTION OF THE BYLAW PROPOSAL, BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO FIRST HEALTH, L.P., C/O MACKENZIE PARTNERS, INC., 105 MADISON AVENUE, NEW YORK, NEW YORK 10016, WHICH IS ASSISTING IN THIS PROXY SOLICITATION, OR TO THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

2

IMPORTANT

PLEASE READ THIS CAREFULLY

If your shares of Common Stock are registered in your own name, please vote today by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

If you hold your shares of Common Stock in "street" name with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, broker firm, dealer, trust company or other nominee to vote in favor of the election of the Nominees and the other Proposals (other than Proposal 2). Please follow the instructions to proxy provided on the enclosed WHITE proxy card. If your bank, broker firm, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed WHITE proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to First Health, L.P., c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to vote on the Proposals. If you are a stockholder of record as of the close of business on the Record Date, you will retain your right to vote even if you sell your shares of Common Stock after the Record Date.

According to the Company's revised preliminary proxy statement on Schedule 14A in connection with the Annual Meeting, filed with the SEC on May 28, 2013 (the "Company's Revised Proxy Statement"), all Proposals will be considered non-routine matters for brokerage accounts that receive proxy materials from or on behalf of both the Company and First Manhattan. In that case, if you do not submit any voting instructions to your broker, your shares will not be counted in determining the outcome of any of the Proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. In the case of a beneficial holder who receives proxy materials only from the Company, a broker for such beneficial holder is entitled to vote shares on routine matters, such as the ratification of the appointment of the Company's independent registered public accounting firm (Proposal 3), without instructions from the beneficial holder of those shares. On the other hand, a broker for such beneficial holder is not entitled to vote shares on certain non-routine items, such as the selection of the Company's directors (Proposal 1), the advisory vote on compensation of the Company's named executive officers (Proposal 2) and the vote to adopt the Bylaw Proposal (Proposal 4). Consequently, in the case of a beneficial holder who receives proxy materials only from the Company and who does not submit any voting instructions to his or her broker, such broker may exercise its discretion to vote the shares on the proposal to ratify the appointment of OUM (Proposal 3). If shares are voted on Proposal 3 as directed by a broker of a beneficial owner who receives only proxy materials from the Company, such shares will constitute "broker non-votes" on each of the non-routine items and will not be counted in determining the number of shares necessary for approval of the non-routine items, although they will count for purposes of determining whether a quorum exists.

Votes "withheld" will not be counted as votes for or against a director nominee pursuant to Proposal 1. Abstentions will have the same effect as a vote against Proposals 2, 3 and 4.

If you have any questions regarding your WHITE proxy card or need assistance in executing your proxy, please contact MacKenzie Partners, Inc. at (212) 929-5500 or Toll-Free (800) 322-2885.

3

INFORMATION ON THE PARTICIPANTS

This Proxy Solicitation is being made by FH LP, a New York limited partnership; FMC, a New York limited partnership; FH Limited, a Cayman Islands exempted company; FHA, a New York limited partnership; FBMA, a Delaware limited liability company; First BioMed, a New York limited partnership; BioMed Portfolio, a Cayman Islands exempted limited partnership; Sarissa Management, a Delaware limited partnership, Sarissa Offshore, a Cayman Islands exempted company; Sarissa Domestic, a Delaware limited partnership; and each of the Nominees, Michael James Astrue, Rolf Bass, Jon C. Biro, Samuel F. Colin, Alexander J. Denner, Johannes J.P. Kastelein, Melvin L. Keating, David York Norton and Herman Rosenman.

The principal business of FH LP, FH Limited, FHA, First BioMed, First BioMed Portfolio, and the Denner Funds is to invest in securities and the principal business of FMC, FBMA and Sarissa Management is investment management. The principal business of each Nominee is disclosed in the section titled "PROPOSAL 1 – ELECTION OF DIRECTORS" on page 9.

The principal business address of First Manhattan and Samuel F. Colin ("Dr. Colin") is 399 Park Avenue, New York, New York 10022. The principal business address of Sarissa Management, Sarissa Domestic and Dr. Denner is 660 Steamboat Road, 3rd Floor, Greenwich, CT 06830. The principal business address of Sarissa Offshore is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The principal business address of each Nominee is disclosed in the section titled "PROPOSAL 1 – ELECTION OF DIRECTORS" on page 9.

As of the date of this filing, the Participants may be deemed to beneficially own, in the aggregate, 12,006,203 shares of Common Stock, constituting approximately 11.9% of the Issuer's outstanding voting shares. Of the 12,006,203 shares of Common Stock owned in the aggregate by the Participants, such shares of Common Stock may be deemed to be beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) as follows: (a) 9,989,604 shares of Common Stock may be deemed to be beneficially owned by FMC of which 3,578,675 shares may be deemed to be beneficially owned by virtue of its role as investment advisor to FH LP, FH Limited and FHA, of which 2,706,800 shares may be deemed to be beneficially owned by virtue of its role as investment advisor to First BioMed and BioMed Portfolio, and of which 3,704,129 shares may be deemed to be beneficially owned by virtue of its role as investment advisor to certain investment advisory accounts (the "Investment Accounts"), its discretionary authority over certain discretionary brokerage accounts (the "Brokerage Accounts"), and its relationship with certain partners and employees of FMC who hold and manage certain accounts, including the 500,000 shares held in Dr. Colin's personal account and the 42,000 shares held by trusts established for the benefit of Dr. Colin's family members (the "Employee Accounts" and together with the Investment Accounts and Brokerage Accounts, the "Accounts"); (b) 2,706,800 shares of Common Stock may be deemed to be beneficially owned by FBMA, by virtue of its role as general partner of each of First BioMed and BioMed Portfolio; (c) 5,000 shares of Common Stock may be deemed to be beneficially owned by Mr. Rosenman in his Individual Retirement Account; (d) 2,000 shares of Common Stock may be deemed to be beneficially owned by Mr. Biro; (e) 1,500 shares of Common Stock may be deemed to be beneficially owned by Mr. Norton; (f) 900 shares of Common Stock may be deemed to be beneficially owned by Mr. Keating; (g) 100 shares of Common Stock may be deemed to be beneficially owned by Dr. Bass; and (h) an aggregate of 2,007,099 shares of Common Stock may be deemed to be beneficially owned by Dr. Denner by virtue of his being a principal of Sarissa Management, the investment advisor to Sarissa Offshore, which directly holds 1,024,623 shares of Common Stock, and Sarissa Domestic, which directly holds 982,476 shares of Common Stock. An aggregate of 1,000 shares of Common Stock beneficially owned by FH LP are owned by FH LP in record name.

By virtue of his status as a managing member of the sole general partner of FMC, Dr. Colin may be deemed to beneficially own 9,239,509 shares of Common Stock beneficially owned by FMC, which shares include (x) 3,578,675 shares of Common Stock that FMC beneficially owns by virtue of its role as investment advisor to FH LP, FH Limited and FHA; (y) 2,954,034 shares of Common Stock held by the Investment Accounts and certain Brokerage Accounts and Employee Accounts over which Dr. Colin has discretionary voting power; and (z) 2,706,800 shares of Common Stock that FMC beneficially owns by virtue of its role as investment advisor to First BioMed and BioMed Portfolio. Dr. Colin hereby

4

expressly disclaims beneficial ownership of such 9,239,509 shares of Common Stock, other than the 500,000 shares held in Dr. Colin's personal account and the 42,000 shares held by trusts established for the benefit of Dr. Colin's family members.

First Manhattan, Dr. Colin, Mr. Rosenman, Mr. Biro, Mr. Norton, Mr. Keating, Dr. Bass, Dr. Denner, Sarissa Management and the Denner Funds may be deemed to have formed a "group," within the meaning of Section 13(d)(3) of the Exchange Act. Collectively, the group (and each member thereof) may be deemed to have beneficial ownership of a combined 12,006,203 shares of Common Stock, constituting approximately 11.9% of the Company's outstanding shares of Common Stock. First Manhattan disclaims beneficial ownership of any shares of Common Stock beneficially owned by Dr. Denner and the Denner Funds or beneficially owned by any Nominee (other than with respect to Dr. Colin). Dr. Denner and the Denner Funds each disclaim beneficial ownership of any shares of Common Stock beneficially owned by First Manhattan and any Nominee (other than Dr. Denner).  Each Nominee (other than Dr. Denner and Dr. Colin) disclaims beneficial ownership of any shares of Common Stock beneficially owned by any Participant other than such Nominee.

Except as set forth in this proxy statement (including the Annexes hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this Proxy Solicitation directly or indirectly beneficially owns any securities of VIVUS; (iii) no Participant owns any securities of VIVUS which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of VIVUS during the past two years; (v) no part of the purchase price or market value of the securities of VIVUS owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of VIVUS, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of VIVUS; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of VIVUS; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of VIVUS's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which VIVUS or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by VIVUS or its affiliates, or with respect to any future transactions to which VIVUS or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this proxy statement. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to VIVUS or any of its subsidiaries or has a material interest adverse to VIVUS or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

5

REASONS FOR OUR SOLICITATION

VIVUS has successfully developed a potential blockbuster obesity drug, Qsymia, but has in our view failed dismally to turn it into a commercial success, and the time to do so is short. Our objective is to put highly qualified independent directors on the Board who can help the Company execute a strategy that will lead to that commercial success and, as a result, realize the significant value we see in the Company for the benefit of all stockholders.

We believe strongly that the Company needs a commercial partner for Qsymia to address the large market for an obesity therapeutic. We believe there is no historical precedent for a small company successfully launching a drug into the primary care physician market. The consequences of the Company's current directors presiding over (i) the failure to secure the proper partnership; (ii) the failure to successfully execute their own commercial launch; and (iii) the failure to gain European regulatory approval, have been quite severe for the Company’s stockholders:

•	The Company lost approximately 61.7% of its value from the time of FDA approval in July 2012 to March 7, 2013, the date on which First Manhattan delivered a notice (the "Notice") to the Company indicating its intent to present a proposal and nominate six candidates to stand for election to the Board at the Annual Meeting.[1]
•	In the first six months of launch, Q4 2012 and Q1 2013, the Company generated approximately $6 million in revenue while spending $95 million in operating expenses.
•	EU approval provides ten years of exclusivity and therefore, Qsymia approval in the EU would have significant value.

The current Board failed to prepare itself and the management team for the transition from a drug development organization to a highly experienced commercial organization. In our view, this transition must happen now and any delay carries unacceptable risks for the Company and all its stakeholders. As a result, we are seeking to reconstitute the board with independent professionals with the necessary expertise to lead the Company in making this transition in time to take advantage of the opportunity represented by the Company's primary product.

________________________________

1 The 61.7% decline in the Company's value is calculated as follows: (A) the difference between (i) $29.9362, the volume weighted average price of the Common Stock on July 18, 2012 (the day after Qsymia received FDA approval), and (ii) $11.4583, the volume weighted average price of the Common Stock on March 7, 2013 (the date First Manhattan sent its Notice to the Company); divided by (B) the initial price of $29.9362.

6

BACKGROUND OF THE PROXY SOLICITATION

On February 4, 2008, Dr. Sam Colin met with Mr. Leland Wilson, Chief Executive Officer of VIVUS, to discuss the Company's prospects for the development of Qsymia and seeking to partner with a larger pharmaceutical company.

On September 9, 2009, the phase 3 data on Qsymia was announced and the Company held an investor dinner where Dr. Colin congratulated the VIVUS team members for the successful phase 3 results.

On May 1, 2010 and in certain subsequent conversations, Dr. Colin spoke to Mr. Tim Morris, Chief Financial Officer of the Company, to discuss his concerns regarding the abrupt resignation of two non-executive directors of VIVUS, when the directors might have had knowledge regarding the forthcoming determination by the Endocrinologic and Metabolic Drugs Advisory Committee (the "Advisory Committee") on Qsymia.

On July 15, 2010, the Advisory Committee voted against the approval of Qsymia.

During the remainder of 2010 and during 2011, Dr. Colin conducted a regular dialogue with the management of the Company regarding its business and prospects, both in person and by phone.

On February 22, 2012, the Company received a vote by the Advisory Committee in favor of Qsymia's approval. On July 17, 2012, Qsymia was approved by the FDA and Dr. Colin congratulated the Company for its achievement.

On August 7, 2012, management presented information regarding the Qsymia launch at a VIVUS analyst event in Palo Alto, CA, and reiterated its confidence in commercializing Qsymia with a small rented sales force. Management did not discuss the need for a large pharmaceutical company partnership.

      On September 21, 2012, management of the Company reported that EU approval of Qsymia was unlikely.

On November 6, 2012, the Company reported its Q3 2012 earnings, including the results of the first six weeks of the Qsymia launch. The Q3 2012 earnings indicated that the Company's performance fell well below investors' expectations, based on incomplete prescription data.

On November 15, 2012, Dr. Colin met with Mr. Wilson to express his concern regarding the Company's underperformance and destruction of shareholder value, particularly given the performance of other recent large pharmaceutical company drug launches.

On March 7, 2013, in accordance with the Bylaws, First Manhattan delivered the Notice to the Company indicating its intent to present a proposal and nominate six candidates to stand for election to the Board at the Annual Meeting. In connection with the submission of the notice, First Manhattan delivered a letter to Mr. Leland Wilson, Chief Executive Officer of the Company, which stated that First Manhattan has been a stockholder and supporter of the Company since 2008, and congratulated the Company for developing Qsymia. The letter also expressed concern regarding, among other things, the Company's commercial strategy and the failure of the Qsymia launch. The letter stated that FMC believes that the Company is in need of more independent and experienced Board leadership and also indicated that FMC believes that the Company should focus on the following priorities: (i) fixing its US commercial strategy, (ii) developing a clear path to approval in the European Union, (iii) restoring management credibility with the capital markets, and (iv) instilling a sense of urgency, which should include an independent and objective evaluation of all options to increase stockholder value.

On April 2, 2013, the Company sent a letter requesting that the Nominating and Governance Committee of the Board be given the opportunity to interview each of the Nominees for election to the Board at the Annual Meeting and that the Nominees complete questionnaires provided by the Company.

7

On April 9, 2013, First Manhattan sent a letter in response to the request by the Company that the Nominees submit to an interview by the Nominating and Governance Committee of the Board. The letter stated that First Manhattan was willing to allow the Nominating and Governance Committee to interview the Nominees, but expressed concern that such a request could be used as a tactic to delay the Annual Meeting. Due to such concerns, First Manhattan requested that the Company confirm and publicly announce the date of the Annual Meeting, to be no later than June 30, 2013, and to confirm that the date of the Annual Meeting will not be delayed without the mutual written agreement of First Manhattan and the Company. In a subsequent exchange of correspondence, the Company refused to publicly firmly commit to an Annual Meeting date no later than June 30, 2013, and consequently First Manhattan declined to submit its Nominees for interview.

On April 11, 2013, First Manhattan sent a letter to the Company pursuant to Section 220 of the Delaware General Corporation Law (the "DGCL") requesting that the Company provide information pertaining to (i) the Company's failure to obtain approval for the sale of Qsymia in the European Union, (ii) the Company's failure to enter into a commercial marketing partnership in connection with the launch, marketing and commercialization of Qsymia, (iii) the sale of Common Stock by certain former directors of the Company shortly prior to the announcement by the Endocrinologic and Metabolic Drugs Advisory Committee of the U.S. Food and Drug Administration (the "FDA") that it would not recommend Qsymia for approval by the FDA, and (iv) the amount of indebtedness the Company would be permitted to incur under its financing arrangements with BioPharma Secured Investments III Holdings Cayman LP, which the Company had redacted from Exhibit 10.1 to the Current Report on Form 8-K, filed with the SEC on March 26, 2013.

On April 18, 2013, the Company sent a letter to First Manhattan rejecting the demand by First Manhattan to inspect certain books and records of the Company pursuant to Section 220 of the DGCL. In response, on April 25, 2013, First Manhattan sent a letter to the Company renewing First Manhattan's demand to inspect the books and records originally requested. The letter also provided additional support for First Manhattan's original demand to inspect the books and records and further specified the purpose for each such demand.

On April 30, 2013, the Company announced that it had expanded the Board by one person from six to seven directors and appointed Robert N. Wilson to fill the new vacancy. First Manhattan has the right, pursuant to its Notice, to select an additional candidate as a director.

On May 13, 2013, the Company announced that it had expanded the Board from seven to nine directors and appointed J. Martin Carroll and Jorge Plutzky, M.D. to fill the new vacancies.

On May 23, 2013, in response to the Company increasing the size of the Board from six to nine directors, First Manhattan notified the Company that it intended to nominate Rolf Bass, Alexander J. Denner and Melvin L. Keating, in addition to the six individuals it had already nominated, for election to the Board.

8

PROPOSAL 1 – ELECTION OF DIRECTORS

According to publicly available information, the Board currently consists of nine directors, whose terms will expire at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect our Nominees in opposition to the Company’s nine director nominees. If successful in our Proxy Solicitation, then the Board will be composed solely of the Nominees. There is no assurance that any incumbent director will serve as a director if one or more, but not all, of our Nominees are elected to the Board. You should refer to the Company's Proxy Statement when it is filed with the SEC for the names, background, qualifications and other information concerning the incumbent directors.

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships
Michael James Astrue 47 Benton Road Belmont, MA 02478	56

From February 2007 to February 2013, when he retired from public service, Mr. Astrue served as Commissioner of Social Security and as one of the six Trustees of the Medicare and Social Security Trust Funds. He also served as the interim Chief Executive Officer of Epix Pharmaceuticals, Inc. from 2005 to 2006, where he engineered a merger for the failing publicly-traded biotechnology company. Mr. Astrue also served as the President and Chief Executive Officer of Transkaryotic Therapies, Inc. (currently a subsidiary of Shire Pharmaceuticals that has since been renamed) from 2003 to 2005, during which time he led a successful turnaround of the biotechnology company; from 2000 to 2003, he served as its Senior Vice President – Administration & General Counsel. Prior to joining Transkaryotic Therapies, Mr. Astrue was Vice President and General Counsel of Biogen, Inc., one of the largest biotechnology companies, from 1993 to 1999, and was a Partner at Mintz, Levin, Glovsky, Cohn, Ferris & Popeo P.C., a law firm, from 1992 to 1993. Mr. Astrue has also served in a number of government positions, including as General Counsel of the United States Department of Health & Human Services from 1989 to 1992, and as Associate Counsel to former President Reagan and former President Bush, from 1988 to 1989. He has also served as Counselor to the Commissioner of Social Security, from 1986 to 1988, and as Acting Deputy Assistant Secretary for Legislation (Human Services), from 1985 to 1986, each at the United States Department of Health and Human Services.

		Mr. Astrue has served as a member of a number of boards of directors, including as Vice Chairman of the Massachusetts High Technology Counsel, from 2006 to 2007, as Chairman of the Massachusetts Biotechnology Council, from 2000 to 2002, and as a director on the board of four public companies and a number of non-profit organizations. Mr. Astrue received his J.D. from Harvard University Law School and his B.A. from Yale University.

		Mr. Astrue's qualifications as a director include his executive experience at biotechnology companies and his experience serving as a director on the boards of several public companies.

Rolf Bass Boelckestrasse 80, 12101 Berlin, Germany	71

Since his retirement in 2006 from the Federal Institute for Drugs and Medical Devices ("BfArM"), an independent federal agency within the portfolio of the Federal Ministry of Health of Germany, Dr. Bass has been working as a Visiting Professor for Pharmaceutical Medicine at the University of Basel, Switzerland; in his position as Visiting Professor, he is in charge of the development of postgraduate master curricula for Regulatory Affairs within Pharmaceutical Medicine. Following

9

		his retirement, he has also provided consulting services to the pharmaceutical industry. From 2009 to 2012, he advised the Kosovo Department of Health in achieving European Union standards. In 2000, Dr. Bass was given the task of managing the re-registration of all "old" medicines to be scrutinized by the BfArM for their adherence to EU-standards. In August 2000, he was appointed as a member of the Committee for Medicinal Products for Human Use (CHMP), operating at the European Medicine Agency (previously, the EMEA) (the "EMA"), and set up the new Department for European and International Business of the BfArM referenced above; he served in this position until 2006 when he retired. From 1995 to 2000, Dr. Bass was Head of the Human Medicines Evaluation Unit at the EMA in London. He was responsible for the development and the running of the European Medicines Agency business concerning medicines for human use, including herbal medicinal products, pre-approval aspects, post-marketing issues, external contacts and supporting designated Central and Eastern European Countries Drug Regulatory Authorities in the accession of their countries to the European Union.

		Dr. Bass's qualifications as director include his vast experience and expertise in pharmaceutical legislation and regulation in the European Union.

Jon C. Biro 5858 Westheimer Suite 200 Houston, TX 77057	47

Mr. Biro is currently the Executive Vice President and Chief Financial Officer of Consolidated Graphics, Inc., a public company in the general commercial printing industry, where he has been employed since January 2008. He is also a member of the Houston Market Advisory Board of IBERIA Bank, a regional bank based in Louisiana, on which he has served since April 2012, and serves as a member of the Audit Committee of the board of directors of Crown Crafts, Inc., which designs, markets and distributes infant and toddler products, since August 2010. From June 2009 to November 2009, Mr. Biro also served as a member of the audit committee and on the board of directors of Aspect Medical Systems, Inc., which develops brain monitoring technology solutions. From 1994 to 2008, Mr. Biro was employed at ICO, Inc. (currently A. Schulman, Inc.), which manufactures specialty resins and provides polymer processing services, in various capacities, including as interim Chief Executive Officer, Senior Vice President – Chief Financial Officer, Treasurer and as a member of the board of directors. Mr. Biro was also employed by PricewaterhouseCoopers LLP, a big four accounting firm, from 1991 to 1994. Mr. Biro graduated from the Wharton School of Business Executive Education Program in 2007, earned his MS in Accountancy from the University of Houston, his BA in Psychology from the University of Texas and holds a Certified Public Accountant license in Texas.

		Mr. Biro's qualifications as director include his experience serving on the boards of directors of several public companies and his executive experience.

Samuel F. Colin 399 Park Avenue New York, NY 10022	48

Dr. Colin is currently a Partner and Senior Managing Director at First Manhattan Co., which provides investment management services to individuals, partnerships, trusts, retirement accounts and institutional clients. He has been employed at First Manhattan Co. since 1994, and has served as the sole portfolio manager of two pooled investment vehicles with assets under management of over $500,000,000. From 1992 to 1994, Dr. Colin was an intern and resident in dermatology at Yale-New Haven Hospital. Mr. Colin earned his M.D. from the Yale School of Medicine, where he researched molecular neuropharmacology, and his B.Sc. Human Biology from Brown University.

10

		Dr. Colin's qualifications as director include his investment expertise and his medical background.

Alexander J. Denner 660 Steamboat Road, 3rd Floor Greenwich, CT 06830	43

Dr. Denner founded Sarissa Capital Management LP, a registered investment advisor, in 2012. Sarissa Capital focuses on enhancing shareholder value of portfolio companies. From 2006 to November 2011, Dr. Denner served as a Senior Managing Director of Icahn Capital, an entity through which Carl C. Icahn conducts his investment activities. Prior to that, he served as a portfolio manager at Viking Global Investors, a private investment fund, and Morgan Stanley Investment Management, a global asset management firm.

		Dr. Denner is a director of Biogen Idec Inc., a publicly traded biopharmaceutical company, where he has served since 2009, and Enzon Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, where he has also served since 2009. During the past five years, Dr. Denner has served as a director of the following publicly-traded companies: Amylin Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from 2009 until 2012; ImClone Systems Incorporated, a publicly traded biopharmaceutical company where he was Chairman of Executive Committee, from 2006 until its acquisition in 2008; and Adventrx Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from 2006 until 2009.

		Dr. Denner received his S.B. degree from the Massachusetts Institute of Technology and his M.S., M.Phil. and Ph.D. degrees from Yale University.

Dr. Denner has extensive experience overseeing the operations and research and development of biopharmaceutical companies and evaluating corporate governance matters. He also has extensive experience as an investor, particularly with respect to healthcare companies, and possesses broad life sciences industry knowledge.

Johannes J.P. Kastelein AMC, University of Amsterdam Meibergdreef 15 1105 AZ Amsterdam, The Netherlands	59

Since January 2003, Dr. Kastelein has been a Professor of Medicine at the Department of Vascular Medicine at the Academic Medical Center of the University of Amsterdam, where he holds the Strategic Chair of Genetics of Cardiovascular Disease. In 2012, Dr. Kastelein founded Dezima Pharma B.V., a pharmaceutical company that develops assets for the treatment of dyslipidemia, and currently serves on its board of directors. Dr. Kastelein was also one of the founders of Amsterdam Molecular Therapeutics, Inc. (currently, UniQure B.V.), a gene therapy company that achieved the first approved gene therapy worldwide, and currently serves as the major consultant for the distribution of the gene therapy in the European Union. He also is an executive consultant to the cardiovascular and metabolic franchises of many leading biotechnology and pharmaceutical companies, including Amarin, Amgen, Bristol-Myers Squibb, Genentech, Merck, Novartis, Pfizer, Regeneron and Sanofi-Aventis. His advisory work has also included accompanying numerous companies to meetings with the European Medicines Agency and interacting with individual country regulatory authorities for Aegerion, CSL Behring, Eli Lilly, Genzyme, ISIS, The Medicines Company and UniQure (formerly Amsterdam Molecular Therapeutics). Dr. Kastelein has also served on Steering Committees of many landmark cardiovascular outcome trials including TNT

11

(Lipitor, Pfizer), IDEAL (Lipitor, Ideal), JUPITER (Crestor, AstraZeneca), ACCELERATE (Evacetrapib, Eli Lilly) and the Sanofi PCSK9 Phase III ODYSSEY outcome programme (Sanofi-Aventis).

Dr. Kastelein also serves on the board of the Dutch Atherosclerosis Society and as Chair of the National Scientific Committee on Familial Hypercholesterolemia. He is a member of the Royal Dutch Society for Medicine & Physics, the Council for Basic Science of the American Heart Association, the European Atherosclerosis Society and is a fellow at the European Society of Cardiology. He has also served as a board member of the International Task Force for CHD Prevention, and as a member of the Executive Board of the International Atherosclerosis Society. Dr. Kastelein has authored hundreds of publications and is a recognized world leader in the significance of lipoprotein metabolism for the development of atherosclerotic vascular disease.

Dr. Kastelein's qualifications as a director include his expertise in cardiovascular outcome trials, his regulatory experience in the European Union, his many professional associations, and his position as a director on the boards of several medical associations and pharmaceutical companies.

Melvin L. Keating 18 Driftwood Dr. Livingston, NJ 07039	66

Since November 2008, Mr. Keating has been a private consultant, providing investment advice and other services to private equity firms. Mr. Keating served as the President and Chief Executive Officer of Alliance Semiconductor Corp., a worldwide manufacturer and seller of semiconductors, from December 2005 to September 2008, and as a Special Consultant to Alliance from October 2005 to December 2005. From 2004 to 2005, he served as Executive Vice President, Chief Financial Officer and Treasurer of Quovadx Inc., a healthcare software company. Mr. Keating was employed as a Strategy Consultant for Warburg Pincus Equity Partners from 1997 to 2004, providing acquisition and investment target analysis and transactional advice.

Mr. Keating has served as a director of API Technologies Corp. since January 2011 and has also been Chair of API Technologies' audit committee since January 2011, a member of its compensation committee since January 2011, and a member of the nominating and governance committee. He is also currently a director of a number of public companies including: BluePhoenix Solutions Ltd., serving as Chairman, where he has served since 2012; Red Lion Hotels Corp., serving as Chairman and on its nominating and corporate governance committee, where he has served since 2010; Marlborough Software Development Holdings Inc. (successor to Bitstream, Inc.), serving on its audit committee and special committee for strategic alternatives, where he has served since 2010; and Crown Crafts, Inc., where he has served since 2010. He recently served as a director of the following public companies: InfoLogix Corp., from 2010 to 2011; Integral Systems, Inc., as Chair of the audit committee, compensation committee, and strategic growth committee, from 2010 to 2011; Aspect Medical Systems, Inc., as a member of the compensation committee and special committee for acquisitions/divestitures, in 2009; and White Electronic Designs Corporation, as a member of the audit committee, strategic committee, and operations committee, from 2009 to 2010. Mr. Keating holds a B.A. degree in History of Art from Rutgers University, and both an M.S. in Accounting and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania.

12

		Mr. Keating's qualifications as director include his considerable corporate governance experience from serving on the board of directors, audit committee, and compensation committee of numerous companies, his audit and finance experience as a result of his degrees in accounting and finance, his experience working as a Chief Executive Officer and as a Chief Financial Officer, and his service on other public company audit committees.

David York Norton 8 Greenholm Street Apt. C Princeton, NJ 08540	61

Until his retirement in September 2011, Mr. Norton was Company Group Chairman, Global Pharmaceuticals for Johnson & Johnson, a multi-national company that manufactures pharmaceutical, diagnostic, therapeutic, surgical and biotechnology products. In this position he was responsible for leading and developing the strategic growth agenda, including the strategy for licensing, acquisitions and divestments, and ensuring alignment with its global strategic functions, research and development and commercial organizations. Mr. Norton began his Johnson & Johnson career in 1979, and held a number of positions at the company, including Company Group Chairman, Worldwide Commercial and Operations for the CNS, Internal Medicine franchise from 2006 to 2009, Company Group Chairman for the pharmaceutical businesses in Europe, the Middle East and Africa from 2004 to 2006, and Company Group Chairman for the pharmaceutical businesses in North America from 2003 to 2004. Mr. Norton also serves as a director of Savient Pharmaceuticals Inc., a pharmaceutical company, where he has served since September 2011 and as Chairman of the board of directors of the American Foundation for Suicide Prevention, a not-for-profit organization exclusively dedicated to understanding and preventing suicide. Since 2012, Mr. Norton has served as Senior Advisor to Tapestry Networks, a company that creates leadership networks to promote collaboration among professional leaders. He previously served as a member of the Board of Directors of the Alliance for Aging Research, on the board of directors of the Pharmaceutical Research and Manufacturers of America, and as a committee member of the Australian Pharmaceutical Manufacturers Association.

		Mr. Norton's qualifications as director include his extensive global commercial experience in the pharmaceutical and biotechnology industry and his experience serving on several boards of directors, including as Chairman of the board of a public pharmaceutical company.

Herman Rosenman 8420 Santaluz Village Green East San Diego, CA 92127	65

Mr. Rosenman was Senior Vice President, Finance and Chief Financial Officer of Gen-Probe, Inc. (currently, Hologic, Inc.), a molecular diagnostic company, from June 2001 to October 2012. Prior to joining Gen-Probe in 2001, Mr. Rosenman was President and Chief Executive Officer of Ultra Acquisition Corp., a retail chain and consumer products manufacturer, from 1997 to 2000. In addition, he served as President and Chief Executive Officer of RadNet Management, Inc., a large healthcare provider, from 1994 to 1997, and as Executive Vice President and Chief Financial Officer for Rexene Corp., a Fortune 1000 company in the petrochemicals industry. Mr. Rosenman was previously a partner at Coopers & Lybrand (currently, PricewaterhouseCoopers LLP) where he served numerous Fortune 1,000 clients, principally in the pharmaceuticals and telecommunications industries. Mr. Rosenman currently serves on the board of directors of BioFire Diagnostics, Inc., a private company. Mr. Rosenman also served on the board of directors of Discovery Partners International, Inc., from 2003 until its reverse-merger into Infinity Pharmaceuticals, Inc. in 2006, and thereafter Infinity Pharmaceuticals, Inc., where he served until 2007, as well as on the boards of directors of ARYx Therapeutics, Inc., from which he resigned in 2011, and Emphasys Medical, Inc.  Mr. Rosenman received a B.B.A. in finance and accounting from Pace University and an M.B.A. in finance from the Wharton School of the University of Pennsylvania.

13

Mr. Rosenman's qualifications as director include his experience in the biotechnology and pharmaceuticals industries, his extensive leadership experience as both a Chief Executive Officer and a Chief Financial Officer, his diverse industry background in companies ranging from large multinational corporations to start-ups, and his broad base of expertise with initial public offerings, mergers & acquisitions, turn-arounds and high growth companies.

None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of VIVUS. If elected, each of the Nominees will be considered an independent director of VIVUS under the Company's Corporate Governance Guidelines, under applicable NASDAQ listing rules and under Item 407(a) of Regulation S-K.

Each of the Nominees (other than Dr. Colin) has entered into a nominee agreement pursuant to which FMC has agreed to pay the costs of soliciting proxies, and to defend and indemnify him against, and with respect to, any losses that may be incurred by him in the event he becomes a party to litigation based on his nomination as a candidate for election to the Board and the solicitation of proxies in support of his election. No Nominee will receive any compensation under his respective nominee agreement and will not receive any compensation from FMC or its affiliates for his services as a director of the Company if elected. If elected, the Nominees (including Dr. Colin) will be entitled to such compensation from the Company as is consistent with the Company's then-established practices for services of non-employee directors.

Each of the Nominees has agreed to being named as a nominee in this proxy statement and has confirmed his willingness to serve on the Board if elected.  First Manhattan does not expect that any of the Nominees will be unable to stand for election, but in the event that a Nominee is unable to or for good cause will not serve, the shares of Common Stock represented by the WHITE  proxy card will be voted for a substitute candidate selected by First Manhattan.  If First Manhattan determines to add or substitute nominees, whether because the Company expands the size of the Board subsequent to the date of this proxy statement, a Nominee is unable or unwilling to serve, or for any other reason, First Manhattan will supplement this proxy statement.

The nine nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no other legal effect under Delaware law.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES PURSUANT TO PROPOSAL 1.

14

PROPOSAL 2 – ADVISORY VOTE ON COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS

As is discussed in further detail in the Company's Revised Proxy Statement, the Company is providing stockholders with the opportunity to vote, on an advisory basis, on whether to approve the compensation of the Company’s named executive officers as disclosed in the Company's Revised Proxy Statement.  This Proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

"RESOLVED, that the compensation paid to [the Company's] named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

As an advisory vote, the outcome will not bind the Company or its Board or Compensation Committee. The Compensation Committee will receive a report on the outcome of the "say-on-pay" vote. Based in part on the results of this report, the Board will determine whether any changes to the compensation program should be considered for the Company's named executive officers. The Company will disclose how many stockholders voted FOR or AGAINST the resolution, and how many stockholders abstained from voting.

The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to approve the overall compensation of the Company's named executive officers. Abstentions will have the same effect as a vote against Proposal 2 and broker non-votes will have no effect on the outcome of Proposal 2.

First Manhattan intends to vote AGAINST Proposal 2, and recommends that all other stockholders do the same. In our opinion, the bonuses paid to the Company's named executive officers for fiscal 2011 were excessive, and even their base pay in fiscal 2012 is not justified in view of the failed launch of Qsymia.

WE URGE YOU TO VOTE AGAINST PROPOSAL 2.

15

PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected OUM to audit its financial statements for the fiscal year ending December 31, 2013, based on the recommendation of the Audit Committee of the Board. OUM audited the Company's financial statements for the fiscal year ended December 31, 2012. OUM was first appointed by the Board in the fiscal year ended December 31, 2005.

According to the Company's Revised Proxy Statement, the Audit Committee reviews and pre-approves all audit and non-audit services provided by the Company's independent registered public accounting firm during a specified period without the need to obtain specific pre-approval from the Audit Committee. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and related estimated fees. The Company's independent registered public accounting firm and senior management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with a pre-approval and the fees for the services performed as needed. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has delegated the authority to grant pre-approvals to the Audit Committee chairman when the full Audit Committee is unable to do so. These pre-approvals are reviewed by the full Audit Committee at its next regular meeting.

The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to ratify the selection of OUM as the Company's independent registered public accounting firm for fiscal year 2013. Stockholder ratification is not required by the Bylaws or other applicable legal requirement. However, the Board is seeking stockholder ratification of its appointment of OUM as the Company's independent registered public accounting firm. In the event that the stockholders do not approve the selection of OUM, the appointment of the independent registered public accounting firm may be reconsidered by the Board. Even if the selection is ratified, the Board, at its discretion, and at the direction of the Audit Committee, may direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Abstentions will have the same effect as a vote against Proposal 3. If you hold your shares in "street name" and you receive proxy materials from or on behalf of both the Company and First Manhattan, broker non-votes will have no effect on the outcome of Proposal 3. For those stockholders who hold their shares in "street name" and who receive materials only from the Company, such stockholder's bank, broker or other record holder will still be able to vote their shares if they do not give specific voting instructions with respect to Proposal 3.

WE RECOMMEND YOU VOTE FOR PROPOSAL 3.

16

PROPOSAL 4 – REPEAL OF ANY PROVISION OF THE BYLAWS IN EFFECT AT THE TIME OF THE

ANNUAL MEETING THAT WAS NOT INCLUDED IN THE FEBRUARY 2013 BYLAWS

We are proposing, pursuant to Section 109 of the General Corporation Law of the State of Delaware and Article IX of the Bylaws, to adopt a resolution that would repeal any provision of the Bylaws in effect at the time of the Annual Meeting that was not included in the Bylaws in effect as of April 18, 2012 and publicly filed with the SEC on April 20, 2012, as amended by Amendment No. 1 to the Bylaws, publicly filed with the SEC on February 26, 2013 (i.e. the most recent Bylaws publicly filed by the Company prior to the date of the Notice) and is inconsistent with the election of the Nominees at the Annual Meeting. First Manhattan is not aware of any such provision of the Bylaws that has become effective, but it is possible that, prior to the adoption of this resolution, such a provision could be disclosed and/or become effective.

The following is the text of the proposed resolution:
"RESOLVED, that any provision of the Bylaws of VIVUS, Inc. as of the date of effectiveness of this resolution that was not included in the Bylaws, effective as of April 18, 2012 and publicly filed with the Securities and Exchange Commission on April 20, 2012, as amended by Amendment No. 1 to the Bylaws, publicly filed with the SEC on February 26, 2013, and is inconsistent with the election of the nominees nominated by First Manhattan Co. at the Annual Meeting, be and hereby is repealed."

On April 26, 2013, the Board amended the Bylaws to increase the size of the Board to seven directors, and on May 9, 2013, the Board amended the Bylaws to increase the size of the Board to nine directors. We do not believe that this Proposal 4 will have any effect on the foregoing amendments to the Bylaws.

Approval of this Proposal requires the affirmative vote by the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote against Proposal 4 and broker non-votes will have no effect on the outcome of Proposal 4.

WE URGE YOU TO VOTE FOR PROPOSAL 4.

17

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote.  Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date.  Based on publicly available information, including the Company's Revised Proxy Statement, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Board, AGAINST the advisory vote on executive compensation, FOR the ratification of the appointment of OUM as the Company’s independent registered public accounting firm for 2013, FOR the adoption of the Bylaw Proposal, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

According to the Company's Revised Proxy Statement, the current Board intends to nominate nine candidates for election as directors at the Annual Meeting.  This proxy statement is soliciting votes to elect only our Nominees, Michael James Astrue, Rolf Bass, Jon C. Biro, Samuel F. Colin, Alexander J. Denner, Johannes J.P. Kastelein, Melvin L. Keating, David York Norton and Herman Rosenman. Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company’s nominees.  The Participants intend to vote all of their shares of Common Stock in favor of the Nominees.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

According to the Company's Revised Proxy Statement, holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an Inspector of Election, who will be a representative of IVS Associates, Inc., to determine whether or not a quorum is present. If the shares present, in person and by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a quorum is initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum. Abstentions are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

According to the Company's Revised Proxy Statement, votes "withheld" will not be counted as votes against a director nominee pursuant to Proposal 1 and abstentions will have the same effect as a vote against Proposals 2, 3 and 4. For brokerage accounts that receive proxy materials from or on behalf of both the Company and First Manhattan, "broker non-votes" will have no effect on the outcome of Proposals 1, 2, 3 and 4 and such shares will not be counted for purposes of determining whether a quorum exists. For brokerage accounts that receive proxy materials only from the Company, "broker non-votes" will have no effect on the outcome of Proposals 1, 2 and 4. If shares are voted on Proposal 3 as directed by a brokerage account's broker, such shares will count for purposes of determining whether a quorum exists.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The nine nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted.  Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no other legal effect under Delaware law.

18

Advisory Vote on Executive Compensation, Ratification Of Independent Registered Public Accounting Firm and Bylaw Proposal ─ According to the Company's Revised Proxy Statement and its Bylaws, the advisory vote on executive compensation (Proposal 2), approval of the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3), and adoption of the Bylaw Proposal (Proposal 4) will each require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE BOARD AND ADOPTION OF THE BYLAW PROPOSAL, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

APPRAISAL/DISSENTER RIGHTS

Stockholders are not entitled to appraisal or dissenters' rights under Delaware law in connection with the Proposals or this proxy statement.

19

  SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Solicitation is being made by First Manhattan and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

First Manhattan will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. First Manhattan has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. First Manhattan will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of soliciting proxies is being borne by First Manhattan. Costs of the Proxy Solicitation are currently estimated to be approximately $1,200,000-1,300,000. First Manhattan estimates that through the date hereof, its expenses in connection with the Proxy Solicitation are approximately $600,000-700,000. If successful, we may seek reimbursement of these costs from the Company. In the event that we decide to seek reimbursement of our expenses, we do not intend to submit the matter to a vote of the Company's stockholders. The Board, which would consist solely of our Nominees if elected, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its stockholders. Costs related to the solicitation of consents include expenditures for attorneys, advisors, printing, advertising, postage and related expenses and fees.

First Manhattan has retained MacKenzie Partners, Inc. (“MacKenzie”) to provide solicitation and advisory services in connection with this solicitation. MacKenzie will receive an estimated fee of $375,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified by First Manhattan against certain liabilities and expenses, including certain liabilities under the federal securities laws.  MacKenzie will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  It is anticipated that MacKenzie will employ approximately 45 persons to solicit VIVUS's stockholders as part of this solicitation. MacKenzie does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a "participant" in this Proxy Solicitation.

Important Notice Regarding the Availability of this Proxy Statement

This proxy statement and all other solicitation materials in connection with this Proxy Solicitation will be available on the Internet, free of charge, at www.ourmaterials.com/VVUS/.

Information Concerning VIVUS

First Manhattan has omitted from this proxy statement certain disclosure required by applicable law to be included in the Company's Proxy Statement. Such disclosure includes, among other things, information regarding securities of the Company beneficially owned by the Company's directors, nominees and management; certain stockholders' beneficial ownership of more than 5% of the Company's voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2014 annual meeting of stockholders and for consideration for inclusion in the proxy materials for that meeting. If the Company does not distribute the Company's Proxy Statement to stockholders at least ten days prior to the Annual Meeting, First Manhattan will distribute to the stockholders a supplement to this proxy statement containing such disclosures at least ten days prior to the Annual Meeting. First Manhattan takes no responsibility for the accuracy or completeness of information contained in the Company's Proxy Statement. Except as otherwise noted herein, the information in this proxy statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. We do not take responsibility, except to the extent imposed by law, for the accuracy or completeness of statements in public documents and records that were not prepared by or on behalf of First Manhattan, or for any failure of the Company to disclose in its public documents and records any events that may affect the significance or accuracy of the information contained herein.

20

Conclusion

We urge you to carefully consider the information contained in this proxy statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today.

Thank you for your support,

FIRST HEALTH, L.P.

FIRST MANHATTAN CO.

FIRST HEALTH LIMITED

FIRST HEALTH ASSOCIATES, L.P.

FIRST BIOMED MANAGEMENT ASSOCIATES, LLC

FIRST BIOMED, L.P.

FIRST BIOMED PORTFOLIO, L.P.

SARISSA CAPITAL MANAGEMENT LP

SARISSA CAPITAL OFFSHORE MASTER FUND LP

SARISSA CAPITAL DOMESTIC FUND LP

MICHAEL JAMES ASTRUE

ROLF BASS

JON C. BIRO

SAMUEL F. COLIN

ALEXANDER J. DENNER

JOHANNES J.P. KASTELEIN

MELVIN L. KEATING

DAVID YORK NORTON

HERMAN ROSENMAN

June 3, 2013

21

ANNEX I

TRANSACTIONS BY THE PARTICIPANTS IN THE SECURITIES OF VIVUS, INC. DURING THE
PAST TWO YEARS

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Company. As of the date of hereof, First Manhattan, Mr. Rosenman, Mr. Biro, Dr. Bass, Mr. Norton, Mr. Keating, Dr. Denner and the Denner Funds are the only Participants that currently own of record or beneficially securities of the Company.

First Manhattan

Common Stock

Trade Date	Amount Acquired (Sold)	Trade Date	Amount Acquired (Sold)
06/02/11	1,500	04/25/12	(500)
07/01/11	12,000	05/01/12	1,800
07/28/11	2,000	06/14/12	(40,000)
08/08/11	(2,500)	06/21/12	(118,939)
08/15/11	(75,000)	07/12/12	(165)
08/24/11	(140)	07/17/12	250
08/25/11	(360)	07/17/12	(250)
08/26/11	(75,000)	07/18/12	275,000
08/29/11	(3,133)	07/19/12	265
08/31/11	(118,400)	07/20/12	503,000
09/13/11	4,200	07/23/12	53,300
09/15/11	(50,000)	07/24/12	2,000
10/06/11	7,000	07/25/12	3,200
10/21/11	(100)	07/26/12	3,500
11/09/11	(50)	07/27/12	75
11/11/11	600	07/31/12	(100)
11/17/11	(82,900)	08/02/12	500
12/05/11	400	08/03/12	5,000
01/17/12	(5,000)	08/10/12	200
02/03/12	(2,500)	08/14/12	9,700
02/15/12	(12,000)	08/15/12	200
02/16/12	(6,500)	08/20/12	1,200
02/21/12	800	08/23/12	1,000
02/23/12	371,125	08/27/12	100
02/24/12	30,000	09/05/12	7,500
02/27/12	350,000	09/06/12	(200)
02/29/12	(107,650)	09/14/12	1,000
03/08/12	7,000	09/18/12	500
03/27/12	475	09/19/12	8,550
03/28/12	435	09/21/12	(100)
03/29/12	200	09/24/12	(47,718)
04/02/12	(50)	09/25/12	(1,600)
04/10/12	665	09/28/12	1,000
04/11/12	1,500	10/09/12	2,000
04/16/12	5,000	10/19/12	3,800
04/1712	500	10/23/12	200

10/25/12	600	02/04/13	250,000
11/01/12	600	02/13/13	129,900
11/06/12	1,400	02/14/13	(520)
11/08/12	150,000	02/27/13	34,150
11/09/12	600,000	02/28/13	350,000
11/12/12	210,900	03/01/13	140,000
11/13/12	433,250	03/05/13	162,800
11/14/12	104,650	03/06/13	200,000
11/15/12	450	03/07/13	300,000
11/16/12	100	03/14/13	3,000
11/19/12	150	03/18/13	(1,400)
11/23/12	5,000	03/20/13	50,000
12/05/12	400	03/21/13	2,800
12/06/12	25,500	03/22/13	3,200
12/07/12	300	03/26/13	400
12/10/12	184,000	03/27/13	155,200
12/14/12	(604,054)	04/02/13	113,382
12/17/12	(1,000)	04/03/13	11,618
12/18/12	(1,000)	04/15/13	21,600
12/20/12	(11,267)	04/26/13	226,500
12/26/12	2,000	04/29/13	149,100
12/31/12	(200)	04/30/13	120,672
01/03/13	30,000	05/01/13	19,328
01/04/13	500	05/16/13	23,000
01/09/13	1,000	05/20/13	250,000
01/15/13	744,386
01/29/13	2,000

Herman Rosenman

Common Stock

Trade Date	Amount Acquired (Sold)
02/12/2013	250
02/21/2013	250
03/22/2013	(500)
03/25/2013	700
03/27/2013	4,300

Jon C. Biro

Common Stock

Trade Date	Amount Acquired (Sold)
04/19/13	2,000

Rolf Bass

Common Stock

Trade Date	Amount Acquired (Sold)
06/28/12	100

David York Norton

Common Stock

Trade Date	Amount Acquired (Sold)
05/22/13	1,500

Melvin Keating

Common Stock

Trade Date	Amount Acquired (Sold)
05/20/13	800
05/21/13	100

Denner Funds

Common Stock

Trade Date	Amount Acquired (Sold)
05/08/13	8,500
05/09/13	172,498
05/10/13	178,100
05/14/13	350,000
05/15/13	100,000
05/16/13	151,563
05/17/13	100,000
05/20/13	238,026
05/21/13	108,412
05/22/13	600,000

Option Agreements

First Manhattan is currently, or has been within the past year, party to the following option agreements:

•         On March 13, 2012, First Manhattan purchased put options on an aggregate of 16,000 shares of Common Stock with an expiration date of June 16, 2012 and a strike price of $12.00 per share. Such options were not exercised.

•         On March 20, 2012 and March 30, 2012, First Manhattan purchased call options on an aggregate of 376,000 shares of Common Stock with an expiration date of September 22, 2012 and a strike price of $28.00 per share. Such options were not exercised.

•         On June 25, 2012, First Manhattan purchased put options on an aggregate of 800,000 shares of Common Stock with an expiration date of September 22, 2012 and a strike price of $23.00 per share. Such options were sold on July 18, 2012.

•         On July 11, 2012, First Manhattan purchased put options on an aggregate of 400,000 shares of Common Stock with an expiration date of July 21, 2012 and a strike price of $21.00 per share. Such options were sold on July 19, 2012.

•         On July 23, 2012 and July 31, 2012, First Manhattan purchased call options on an aggregate of 2,500 shares of Common Stock with an expiration date of August 18, 2012 and a strike price of $23.00. Such options were sold on August 7, 2012 and August 14, 2012.

•         On November 15, 2012, First Manhattan purchased call options on 2,500 shares of Common Stock with an expiration date of March 16, 2013 and a strike price of $13.00 per share. Such options were sold on December 19, 2012 and December 31, 2012.

•         On December 14, 2012, First Manhattan sold call options on 16,000 shares of Common Stock with an expiration date of January 19, 2013 and a strike price of $12.50 per share. Such options were purchased on February 2, 2011.

•         On January 7, 2013 and February 8, 2013, First Manhattan purchased call options on an aggregate of 2,500 shares of Common Stock with an expiration date of March 16, 2013 and a strike price of $13.00 per share. Such options were not exercised.

[FORM OF PROXY CARD]

PROXY OF STOCKHOLDERS OF VIVUS, INC. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2013 ANNUAL MEETING OF STOCKHOLDERS:

THIS PROXY SOLICITATION IS BEING MADE BY FIRST HEALTH, L.P., FIRST MANHATTAN CO., FIRST HEALTH LIMITED, FIRST HEALTH ASSOCIATES, L.P., FIRST BIOMED MANAGEMENT ASSOCIATES, LLC, FIRST BIOMED, L.P., FIRST BIOMED PORTFOLIO, L.P. (COLLECTIVELY, "FIRST MANHATTAN"), MICHAEL JAMES ASTRUE, ROLF BASS, JON C. BIRO, SAMUEL F. COLIN, ALEXANDER J. DENNER, JOHANNES J.P. KASTELEIN, MELVIN L. KEATING, DAVID YORK NORTON, HERMAN ROSENMAN (COLLECTIVELY, THE "NOMINEES"), SARISSA CAPITAL MANAGEMENT LP, SARISSA CAPITAL OFFSHORE MASTER FUND LP AND SARISSA CAPITAL DOMESTIC FUND LP

THIS SOLICITATION IS NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned appoints Adam Wolf and David E. Rosewater and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, which the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Stockholders of the Company (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to First Manhattan a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” PURSUANT TO PROPOSAL 1, "AGAINST" PROPOSAL 2 AND “FOR” PROPOSALS 3 AND 4.

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

1.	THE ELECTION OF MICHAEL JAMES ASTRUE, ROLF BASS, JON C. BIRO, SAMUEL F. COLIN, ALEXANDER J. DENNER, JOHANNES J.P. KASTELEIN, MELVIN L. KEATING, DAVID YORK NORTON AND HERMAN ROSENMAN TO SERVE AS DIRECTORS ON THE COMPANY'S BOARD OF DIRECTORS.

☐	☐	☐
For All Nominees	Withhold Authority to Vote for all Nominees	For all Nominees Except

INSTRUCTIONS: IF YOU DO NOT WISH YOUR SHARES OF COMMON STOCK TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES OF COMMON STOCK WILL BE VOTED FOR THE REMAINING NOMINEE(S).

________________________________________________________________________________________

2.	TO VOTE ON THE COMPANY'S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS:

☐	☐	☐
FOR	AGAINST	ABSTAIN

3.	TO RATIFY THE APPOINTMENT OF OUM & CO. LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013:.

☐	☐	☐
FOR	AGAINST	ABSTAIN

4.	TO ADOPT A RESOLUTION REPEALING ANY PROVISION OF THE COMPANY'S AMENDED AND RESTATED BYLAWS IN EFFECT AT THE TIME OF THE ANNUAL MEETING THAT WAS NOT INCLUDED IN THE COMPANY'S BYLAWS IN EFFECT AS OF APRIL 18, 2012 AND PUBLICLY FILED WITH THE SEC ON APRIL 20, 2012, AS AMENDED BY AMENDMENT NO. 1 TO THE BYLAWS, PUBLICLY FILED WITH THE SEC ON FEBRUARY 26, 2013, AND IS INCONSISTENT WITH THE ELECTION OF THE NOMINEES AT THE ANNUAL MEETING.

☐	☐	☐
FOR	AGAINST	ABSTAIN

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Date:	2013

Signature

Signature (if held jointly)

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares of Common Stock are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.